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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 31, 1996



                               UNIVAR CORPORATION
             (Exact name of registrant as specified in its charter)



         WASHINGTON                                                 1-5858                    91-0816142
(State or other jurisdiction                                        (Commission               (IRS Employer
         of incorporation)                                          File Number)              Identification No.)



    6100 CARILLON POINT, KIRKLAND, WA                        98033
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (206) 889-3400


                                      N/A
         (Former name or former address, if changed since last report.)
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(OTHER EVENTS)

ITEM 5 OTHER EVENTS

         A press release, the text of which is filed as Exhibit 99.1, was issued by the Registrant on June 3, 1996 to announce the commencement by Royal Pakhoed N.V. of a tender offer for all of the outstanding shares of the Registrant at a per share price of $19.45, to be followed as soon as practicable by a cash out merger for all remaining untendered shares, pursuant to an Agreement and Plan of Reorganization, which is filed as Exhibit 2.1.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit 2.1 Agreement and Plan of Reorganization, dated as of May 31, 1996 among the Registrant, Royal Pakhoed N.V., and UC Acquisition Corp. (Filed as Exhibit 1 of the Registrant's Schedule 14D-9, filed with the Securities and Exchange Commission June 7, 1996, and incorporated by this reference in its entirety.)

Exhibit 99.1     Press release issued by Registrant on June 3, 1996.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Univar Corporation
(Registrant)



Date June 7, 1996



/s/ William A. Butler
- ---------------------
Vice President and General Counsel
(Signature)